UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022 (June 28, 2022)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34295	38-3916511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 35th Fl., New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIRI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 28, 2022, our subsidiary, Sirius XM Radio Inc., entered into a new Employment Agreement with Joseph A. Verbrugge to serve as its Chief Commercial Officer through June 27, 2024. In his new position, Mr. Verbrugge will oversee the commercial activities of the Company, specifically the consumer subscription revenue, automotive distribution, streaming distribution and consumer marketing activities for the Sirius XM brand and business.

Mr. Verbrugge’s Employment Agreement specifies an annual base salary of $1,100,000, which annual base salary will be increased to $1,150,000 on June 28, 2023. Pursuant to the Employment Agreement, Mr. Verbrugge will have a target annual bonus equal to 150% of his base salary based on the achievement of performance goals.

Joseph A. Verbrugge, age 52, has served in many senior positions during his 18-year career with the Company. Mr. Verbrugge served as our Executive Vice President, SXM Digital Subscriptions, from January 2022 until June 28, 2022; as our Executive Vice President, Sales and Development, from October 2020 until January 2022; as our Executive Vice President, Division President, Connected Vehicle, from March 2019 until October 2020; as our Executive Vice President and General Manager, Emerging Business, from April 2017 until March 2019; and as our Executive Vice President, Sales and Development, from December 2015 until April 2017. Mr. Verbrugge served as our Senior Vice President and General Manager, Automotive Remarketing and Retail Sales, from April 2012 until December 2015; as our Senior Vice President, Automotive Remarketing, from February 2010 until April 2012; and as our Senior Vice President, Automotive Partnerships, from September 2008 until February 2010. From January 2007 through September 2008, he was Senior Vice President, Automotive Accounts/Partnerships and International Operations, of XM Satellite Radio Inc. (“XM”); from May 2006 until January 2007, Mr. Verbrugge served as Senior Vice President, Administration and International Operations, of XM; from January 2005 until May 2006, he was Vice President, International Operations, of XM; and from September 2004 until January 2005 he served as Vice President, Special Projects, of XM. Prior to joining XM, Mr. Verbrugge was a consultant with The Dealy Strategy Group LLC, a management consulting firm specializing in international satellite communications and information services companies, from 1999 until 2004.

The Employment Agreement provides, in the case of certain qualifying terminations, for continuation of his health insurance benefits for eighteen months and his life insurance benefits for twelve months and for a lump sum severance payment in an amount equal to the sum of (i) Mr. Verbrugge’s annual base salary and (ii) the last annual bonus paid (or due and payable) to him. In addition, we are obligated to pay Mr. Verbrugge a pro-rated bonus for the year in which the termination occurs (based on actual achievement of applicable performance criteria). Our obligation to provide these severance benefits to Mr. Verbrugge is subject to the execution of an effective release of claims against us. The Employment Agreement also contains other provisions contained in the existing employment agreements with our other executive officers, including confidentiality and non-competition restrictions, as well as a compensation clawback to the extent required by applicable law, regulations or stock exchange listing requirement, or any company policy adopted pursuant thereto.

2

On the business day following the day that the trading window for our employees opens after the effective date of his Employment Agreement, we have agreed to grant Mr. Verbrugge:

● an option to purchase shares of our common stock having a value, calculated based upon the Black-Scholes-Merton option pricing model using the financial inputs consistent with those we use for financial reporting purposes, of $1,250,000 at an exercise price equal to the closing sale price of our common stock on the Nasdaq Global Select Market on that day. This option award will vest in two installments on the first anniversary of the grant date and June 27, 2024.

● time-based restricted stock units (“RSUs”) having a value of $1,250,000 on that day. This time-based RSU award will vest in two installments on the first anniversary of the grant date and June 27, 2024.

● performance-based RSUs having a value of $1,250,000 on that day. This performance-based RSU award will cliff vest on June 27, 2024 after a two-year performance period beginning on January 1, 2022 and ending on December 31, 2023 if a cumulative free cash flow target established by the Compensation Committee is achieved, subject to his continued employment through June 27, 2024.

● performance-based RSUs having a value of $1,250,000 on that day. This performance-based RSU award will cliff vest on June 27, 2024 following a two-year performance period commencing on January 1, 2022 and ending on December 31, 2023 based on the performance of our common stock relative to the companies in the S&P 500 Index, subject to his continued employment through June 27, 2024.

Each of these awards will be subject to acceleration or termination under certain circumstances.

There is no arrangement or understanding between Mr. Verbrugge and any other person pursuant to which Mr. Verbrugge was selected as an officer, and Mr. Verbrugge does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no family relationship between Mr. Verbrugge and any director or executive officer of the registrant.

Additional information about the benefit plans and programs generally available to our executive officers is included in the Proxy Statement for our 2022 annual meeting of stockholders filed with the Securities and Exchange Commission on April 18, 2022.

The foregoing description of the Employment Agreement with Mr. Verbrugge is qualified in its entirety by the Employment Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Statements and Exhibits

(d)	Exhibits.
3

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated June 28, 2022, between Sirius XM Radio Inc. and Joseph A. Verbrugge
4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/	Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary

Dated: June 29, 2022

5